                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report:   May 27, 1997
                  ------------
Date of Earliest event reported:   May 15, 1997
                                   ------------


                          RESOURCE CAPITAL GROUP, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
-------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

0-20272                                           13-3617377
-------------------------             ----------------------------------
Commission File Number               (I.R.S. Employer Identification No.)


419 Crossville Road, Suite 204, Roswell, Georgia                    30075
---------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

                                 (770) 649-7000
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
        (Former name, former address and former fiscal year, if changed since last report)




















                                Page 1 of 5 Pages

Item 2.   Disposition of Assets

    On May 15, 1997 AGS Carriage House Associates and AGS Compass Pointe Associates (99% subsidiaries of the Company) sold Carriage House Apartments, a 102 unit apartment complex located in Gautier, Mississippi and Compass Pointe Apartments, a 113 unit apartment complex located in Pascagoula, Mississippi to an unrelated group of individuals from Monroe, Louisiana. The sales price for the two properties totalled $4,866,684. The purchaser acquired the properties subject to the first mortgages on each property which totaled $3,704,658. The Company will recognize income from this transaction in the amount of approximately $300,000.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

 b)  Pro Forma Financial Information

     Pro Forma Balance Sheet dated March 31, 1997 and Pro Forma Statement of Operations for the year ended December 31, 1996 and for the three months ended March 31, 1997 are included with this report.

 c)  Exhibits

     2.1  None

     2.2  None



















                                Page 2 of 5 pages

                          RESOURCE CAPITAL GROUP, INC.
                      ProForma Consolidated Balance Sheet
                                  (Unaudited)

On May 15, 1997 AGS Carriage House Associates and AGS Compass Pointe Associates (99% subsidiaries of the Company) sold the Carriage House Apartments, a 102 unit apartment complex located in Gautier, Mississippi and the Compass Pointe Apartments, a 113 unit apartment complex located in Pascagoula, Mississippi.

The following ProForma Balance Sheet as of March 31, 1997 shows the effect such disposition would have had on the financial condition of the Company, had the disposition been made on March 31, 1997.



                                                              ASSETS

                                                                                           MARCH 31, 1997
                                                                    ---------------------------------------------------------------
                                                                                                         PRO FORMA
                                                                                                -----------------------------------
                                                                      HISTORICAL                  ADJUSTMENTS            BALANCE
                                                                      ----------                  -----------            -------
Cash and cash equivalents                                       $        425,878         $  (1)      1,088,467        $  1,514,345
Investment in marketable equity securities-at market                      21,581                                            21,581
Escrow deposits                                                            9,773            (1)         (9,773)
Investments in and receivables from partnerships                       2,705,693                                         2,705,693
Receivables                                                               34,000                                            34,000
Real and personal property at cost
      Land                                                             1,111,231            (1)       (195,396)            915,835
      Buildings and improvements                                       6,090,179            (1)     (4,124,664)          1,965,515
      Furniture, fixtures and equipment                                  292,725            (1)       (188,179)            104,546
                                                                      ----------                  ------------         -----------
                                                                       7,494,135                    (4,508,239)          2,985,896
      Less accumulated depreciation                                     (249,995)                      151,665             (98,330)
                                                                      ----------                  ------------         -----------
                                                                       7,244,140                    (4,356,574)          2,887,566

Deferred charges-net of accumulated amortization                         266,201            (2)       (194,326)             71,875
Other assets                                                             202,567            (1)         (7,765)            194,802
                                                                      ----------                  ------------         -----------
                                                                $     10,909,833         $          (3,479,971)      $   7,429,862
                                                                      ==========                  ============         ===========


                                               LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities
    Note payable                                                $        138,580         $                           $     138,580
    Accounts payable                                                      67,026                                            67,026
    Accured expenses
      Interest                                                            46,157            (1)        (30,198)             15,959
      Payroll                                                             14,588                                            14,588
      Professional fees                                                   17,000                                            17,000
    Taxes                                                                 30,795            (1)        (17,961)             12,834
    Other                                                                 18,934                                            18,934
                                                                      ----------                  ------------         -----------
                                                                         127,474                       (48,159)             79,315

    Security deposits                                                     63,632            (1)        (38,065)             25,567
    Mortgages payable                                                  5,690,301            (1)     (3,709,531)          1,980,770
    Deferred tax liability                                                81,607                                            81,607
                                                                      ----------                  ------------         -----------
          Total Liabilities                                            6,168,620            (1)     (3,795,755)          2,372,865

Commitments and contingencies

Minority Interest                                                        113,738                                           113,738

Stockholders' equity
   Common stock - authorized 1,000, 000 shares
     $.01 par value per share, issued 498,608 shares                       4,986                                             4,986
   Additional paid-in capital                                          4,459,034                                         4,459,034
    Stock warrants outstanding                                            24,690                                            24,690
   Retained earnings                                                     266,603             (1)       510,110
                                                                                             (2)      (194,326)            582,387
    Treasury stock, at cost, 91,822 shares                              (131,712)                                         (131,712)
    Unrealized gain on investment                                          3,874                                             3,874
                                                                      ----------                  ------------         -----------
          Total Stockholders' Equity                                   4,627,475                       315,784           4,943,259
                                                                      ----------                  ------------         -----------
                                                                $     10,909,833         $          (3,479,971)      $   7,429,862
                                                                      ==========                   ===========         ===========




NOTES:  (1)  Adjustment to record sale of Carriage House and Compass
------ Pointe Apartments which includes $1,088,467 in cash consideration paid by the unrelated purchasers plus full satisfaction of liabilities and obligations due under the Deeds of Trust of the two properties o properties.

        (2) Adjustment to record remaining amortization of loan costs on mortgages acquired by purchaser taking property subject to the first mortgages.




                              Page 3 of 5 pages

                          RESOURCE CAPITAL GROUP, INC.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)

On May 15, 1997 AGS Carriage House Associates and AGS Compass Pointe Associates (99% subsidiaries of the Company) sold the Carriage House Apartments, a 102 unit apartment complex located in Gautier, Mississippi and Compass Pointe Apartments, a 113 unit apartment complex located in Pascagoula, Mississippi.

The following Pro Forma Consolidated Statement of Operations for the three months ended March 31, 1997 and the year ended December 31, 1996 shows the effect such disposition would have had on the operations of the Company had this disposition been made as of January 1, 1996.


                                                                             Three Months Ended
                                                                                March 31, 1997
                                                   ------------------------------------------------------------------------
                                                                                                Pro Forma
                                                                                 ------------------------------------------
                                                    Historical                   Adjustments                  Balance
                                                    ----------                   -----------                  -------
Revenue

  Rental operations                              $           444,134     $  (1)            313,513       $         130,621
   Interest - affiliated entity                               53,145                                                53,145
  Equity in earnings (loss) of

     unconsolidated partnerships                              12,613                                                12,613
  Other income                                                36,048        (1)                 23                  36,025
                                                   ------------------            ------------------       -----------------

    TOTAL REVENUE                                            545,940                       313,536                 232,404
                                                   ------------------            ------------------       -----------------



Expenses

  Rental operations                                          211,407        (1)            175,616                  35,791
  General and administrative                                 130,733                                               130,733
  Interest                                                   138,506        (1)             90,537                  47,969
  Depreciation and amortization                               71,964        (1)             51,390                  20,574
                                                   ------------------            ------------------       -----------------

    TOTAL EXPENSES                                           552,610                       317,543                 235,067
                                                   ------------------            ------------------       -----------------

    Income (loss) before

       minority share of income                               (6,670)                       (4,007)                 (2,663)
                                                   ------------------            ------------------       -----------------

     Minority share of (income) loss                          (4,279)       (1)                 40                  (4,319)
                                                   ------------------            ------------------       -----------------

     Income (loss) before income

       taxes                                                 (10,949)                       (3,967)                 (6,982)
     (Provision for) benefit of
       income taxes                                            3,723        (1)              1,349                   2,374
                                                   ------------------            -----------------       -----------------

     Net income (loss)                           $            (7,226)     $                 (2,618)     $           (4,608)
                                                   ==================            =================       =================

     Net income (loss) per share                 $             (0.02)     $                  (0.01)     $            (0.01)
                                                   ------------------            -----------------       -----------------



                                                                                    Year Ended
                                                                                December 31, 1996

                                                    ----------------------------------------------------------------------------
                                                                                                    Pro Forma
                                                                                     -------------------------------------------
                                                    Historical                       Adjustments                   Balance
                                                    ----------                       -----------                   -------
Revenue
  Rental operations                                 $          1,059,962       $(1)        730,807           $           329,155
   Interest - affiliated entity                                  212,581                                                 212,581
  Equity in earnings (loss) of

     unconsolidated partnerships                                   1,181        (1)        (14,286)                       15,467
  Other income                                                   284,747        (1)            106                       284,641
                                                       ------------------            --------------         --------------------

    TOTAL REVENUE                                              1,558,471                   716,627                       841,844
                                                       ------------------            --------------          --------------------



Expenses

  Rental operations                                              554,796        (1)           441,441                    113,355
  General and administrative                                     453,031                                                 453,031
  Interest                                                       336,613        (1)           227,405                    109,208
  Depreciation and amortization                                  164,823        (1)           106,363                     58,460
                                                       ------------------            ----------------       --------------------

    TOTAL EXPENSES                                             1,509,263                      775,209                    734,054
                                                       ------------------            ----------------       --------------------

    Income (loss) before

       minority share of income                                   49,208                      (58,582)                   107,790
                                                       ------------------            ----------------       --------------------

     Minority share of (income) loss                             (14,373)                         455                    (14,828)
                                                       ------------------            ----------------       --------------------

     Income (loss) before income

       taxes                                                      34,835                      (58,127)                    92,962
     (Provision for) benefit of
       income taxes                                               (8,084)                      19,763                    (27,847)
                                                       ------------------            ----------------       --------------------

     Net income (loss)                              $             26,751      $               (38,364)     $              65,115
                                                       ==================            ================       ====================

     Net income (loss) per share                    $               0.06      $                 (0.09)     $                0.15
                                                       ------------------            -----------------       -------------------




(1) activity from rental operations 5/31/96 (date of consolidation) through 3/31/97

NOTE: The adjustments for depreciation are based on the actual depreciation taken on the capitalized cost of the buildings and related personal property and the adjustment for interest are based on the current mortgage terms.

         The Company will recognize a gain on the disposition of the property of approximately $500,000 before taxes.

         The Company will also recognize amortization expense of $194,326 relating to the purchaser taking the properties subject to the first mortgages.


                              Page 4 of 5 Pages

                                  SIGNATURES


In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 Resource Capital Group, Inc.
                                                         (Registrant)



                                              By:  /s/ Albert G. Schmerge III
                                                   --------------------------
                                                   Albert G. Schmerge III
                                                   President, CEO and
                                                   Chairman of the Board

                                                   Date:  May 27, 1997





                               Page 5 of 5 Pages